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                                   GMO TRUST

                     SUPPLEMENT DATED NOVEMBER 27, 2002 TO
      GMO TRUST PROSPECTUS DATED JUNE 30, 2002, AS AMENDED OCTOBER 1, 2002
  GMO TRUST CLASS M PROSPECTUS DATED JUNE 30, 2002, AS AMENDED OCTOBER 1, 2002
                         (TOGETHER, THE "PROSPECTUSES")


GMO Short-Duration Collateral Fund (the "New Fund"), a new series of GMO Trust, commenced operations on or about the date of this Supplement. New Fund will operate in substantially the same manner described in the Prospectuses for GMO Alpha LIBOR Fund (see "Investment by Certain Funds in GMO Alpha LIBOR Fund" in the Prospectuses). Each Fund permitted by the Prospectuses to invest in GMO Alpha LIBOR Fund (which is temporarily closed to new purchases) may invest to the same extent in New Fund, and all references in the Prospectuses to GMO Alpha LIBOR Fund's investments, strategies and risks shall also be deemed to refer to the New Fund.


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                     SUPPLEMENT DATED NOVEMBER 27, 2002 TO
                GMO EMERGING COUNTRY DEBT SHARE FUND PROSPECTUS
                              DATED JUNE 30, 2002


     GMO Short-Duration Collateral Fund (the "New Fund"), a new series of GMO Trust, commenced operations on or about the date of this Supplement. New Fund will operate in substantially the same manner described in the Prospectus for GMO Alpha LIBOR Fund (see "Investment by ECDF in GMO Alpha LIBOR Fund" in the Prospectus). GMO Emerging Country Debt Fund ("ECDF"), in which GMO Emerging Country Debt Share Fund invests substantially all of its assets (other than certain investments in cash and high quality money market instruments), may invest in New Fund for the same purposes and to the same extent ECDF is permitted to invest in GMO Alpha LIBOR Fund (which is temporarily closed to new purchases). All references in the Prospectus to GMO Alpha LIBOR Fund's investments, strategies and risks shall also be deemed to refer to the New Fund.

     In addition, effective October 1, 2002, the following changes were made to the Emerging Country Debt Share Fund prospectus:

     1) Notwithstanding references to the contrary in the last paragraph of the "Principal investment strategies" section on page 2, an investment is "tied economically" to an emerging country if: (i) it is an investment in an issuer that is organized under the laws of an emerging country or in an issuer that maintains its principal place of business in an emerging country; (ii) it is traded principally in an emerging country; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging country, or has at least 50% of its assets in an emerging country.

     2) Notwithstanding references to the contrary in the "Fees and expenses" table, the phrase "Cash purchase premium (as a percentage of offering price)" is modified to read "Cash purchase premium (as a percentage of amount invested)" and the first sentence of footnote 1 is amended and restated as follows: "The Fund invests substantially all of its assets in Emerging Country Debt Fund ("ECDF") and indirectly bears the purchase premium, redemption fee, management fee and shareholder service fee applicable to that Fund."